                                                                   EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY

                      EXCHANGE OFFER FOR ALL OUTSTANDING
                           11% SENIOR NOTES DUE 2008

                                      OF

                            SOLA INTERNATIONAL INC.

             Pursuant to the Prospectus dated               , 2001

           THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., LONDON TIME,
           ON       , 2001 UNLESS EXTENDED (THE "EXPIRATION DATE").


                 The Exchange Agent for the Exchange Offer is:

                             THE BANK OF NEW YORK

             For Delivery by Mail, Overnight Delivery or by Hand:

                         The Bank of New York, London
                               30 Cannon Street
                                EC4M 6XH London
                                    England

                           Attention: Julie McCarthy
                            Phone: 44-207-964-6513

                                      or

                            Attention: Huriye Davey
                            Phone: 44-207-964-7235

             Fax: 44-207-964-6369 (for eligible institutions only)

   This form, or one substantially equivalent to this form, must be used by a holder to accept the Exchange Offer of Sola International Inc., a Delaware corporation (the "Company"), and to tender 11% Senior Notes due 2008 (the "Outstanding Notes") to the Exchange Agent pursuant to the guaranteed delivery
procedures described in the Company's Prospectus, dated                  ,
2001 (the "Prospectus") and in Instruction 2 to the related Letter of Transmittal (the "Letter of Transmittal"). Any holder who wishes to tender Outstanding Notes pursuant to such guaranteed delivery procedures must ensure that the Exchange Agent receives this Notice of Guaranteed Delivery prior to the Expiration Date (as defined below) of the Exchange Offer. Capitalized terms used but not defined in this Notice of Guaranteed Delivery have the meanings ascribed to them in the Prospectus or the Letter of Transmittal. This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under Instruction 5 to the Letter of Transmittal, such signature guarantee must appear in the applicable space in the box provided on the Letter of Transmittal for guarantee of signatures. Delivery of this Notice of Guaranteed Delivery to an address other than as set forth above, or transmission via facsimile other than as set forth above, will not constitute a valid delivery.
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   The undersigned hereby tenders to the Company, upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Outstanding Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus and in Instruction 2 of the Letter of
Transmittal:

  Certificate Number(s) (if known) of Outstanding
  Notes or Account Number at the Book-Entry         Aggregate Principal Aggregate Principal
  Transfer Facility                                 Amount Represented    Amount Tendered
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------



                           PLEASE COMPLETE AND SIGN
                            (Please Print or Type)

 Name(s) of Record Holder(s): ______________________________________________

 ___________________________________________________________________________

 Address: __________________________________________________________________

 ___________________________________________________________________________

 Telephone Number: _________________________________________________________

 Signature(s): _____________________________________________________________

 ___________________________________________________________________________

 Dated: ___________________ , 2001

    This Notice of Guaranteed Delivery must be signed by the holder(s) exactly as their name(s) appear on certificates for Outstanding Notes or on a security position listing as the owner of Outstanding Notes, or by person(s) authorized to become holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information:

 Name(s): __________________________________________________________________

 Capacity: _________________________________________________________________

 Address: __________________________________________________________________

 ___________________________________________________________________________

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                                   GUARANTEE
                    (Not to be used for signature guarantee)

   The undersigned, a firm which is an Eligible Institution, as defined in the Letter of Transmittal, guarantees deposit with the Exchange Agent of the Letter of Transmittal, together with the certificate(s) representing the Outstanding Notes tendered hereby and any other required documents, all by 5:00 p.m., London time, within five New York Stock Exchange trading days after the date set forth below.

 Name of Firm: _____________________________________________________________

 Address: __________________________________________________________________

 Telephone: ________________________________________________________________

 ___________________________________________________________________________
                             (Authorized Signature)

 Name: _____________________________________________________________________

 Title: ____________________________________________________________________

 Date:  ____________, 2001

 DO NOT SEND OUTSTANDING NOTES WITH THIS FORM. ACTUAL SURRENDER OF OUTSTANDING NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.